Exhibit 99.3

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated financial statements of Bering are based on the historical financial statements of Bering which were derived from its Quarterly and Annual Report on Form 10-Q and Form 10-K, for the nine months ended September 30, 2013 and for the year ended March 31, 2012, respectively. Breitling historical financial information was derived from its unaudited financial statements as of and for the nine months ended September 30, 2013 and/or from its audited financial statements for the year ended December 31, 2012, included elsewhere in this Form 8-K.

The unaudited pro forma condensed consolidated financial statements give pro forma effect to the following transactions: The unaudited pro forma condensed consolidated financial statements give pro forma effect to the following transactions:

•	Breitling (accounting acquirer) acquisition of Bering (through Bering’s sale of 461,863,084 shares of Common Stock in exchange for the assets of Breitling (the “Acquisition”)); and

•	The following transactions effected by Bering in connection with the closing of the Acquisition whereby Bering:

•	cancelled 10,016,200 shares of Common Stock previously issued to J. Leonard Ivins;

•	cancelled 5,500,000 shares of Common Stock previously issued to Steven M. Plumb;

•	cancelled 100,000 shares of Common Stock previously issued to William Park Grant;

•	converted the August 16, 2012 convertible promissory note of the Company issued to Jinsun, LLC in the original principal amount of $247,500 into 3,535,714 shares of Common Stock;

•	converted the December 31, 2012 convertible promissory note of the Company issued to Jinsun, LLC in the original principal amount of $20,000 into 285,714 shares of Common Stock;

•	converted the January 24, 2013 convertible promissory note of the Company issued to Jinsun, LLC in the original principal amount of $2,000 into 28,571 shares of Common Stock;

•	converted the April 8, 2013 convertible promissory note of the Company issued to Pass the Biscuits, LLC in the original principal amount of $75,000 into 1,604,148 shares of Common Stock;

•	converted the September 30, 2013 convertible promissory note of the Company issued to Cinco NRG, LLC in the original principal amount of $25,000 into 357,142 shares of Common Stock and issued those shares to TPH Holdings, LLC, Cinco NRG, LLC’s assignee;

•	converted the June 6, 2013 convertible promissory note of the Company issued to Jinsun, LLC in the original principal amount of $18,000 into 257,142 shares of Common Stock; and

•	issued to Vertical Holdings, LLC on December 9, 2013, 8,096,144 shares of Common Stock in exchange for the assumption by that entity of (a) between $75,000 and $150,000 of accounts payable of Bering Operations, Inc., a wholly owned subsidiary of the Company, and (b) all plugging and abandonment obligations for any and all wells for which Bering Operations was acting as operator as of such date.

•	The transfer of from Breitling to Crude Energy, LLC of certain assets of Breitling that were not acquired by Bering.

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012 gives effect to all transactions as if they had occurred on January 1, 2012. The unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 2013 gives effect to all transactions as if they had occurred on January 1, 2013. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2012 gives effect to the transactions referred to above as if they had occurred on that date.

The following pro forma information has been prepared in accordance with the rules and regulations of the SEC and, accordingly, includes the effects of purchase accounting resulting from the proposed business combination. The accounting policies of Breitling, as accounting acquirer, are utilized in preparing these pro forma financial statements. This includes the use of the full cost method of accounting for oil and gas exploration and development costs and recognizing oil and gas revenues under the sales method of accounting. Otherwise, the pro forma information does not give effect to cost savings, synergies, or other adjustments that may result from the transactions referred to above.

A preliminary allocation of the purchase prices have been made to major categories of assets and liabilities in the accompanying unaudited pro forma condensed consolidated financial statements based on currently available information. The actual final purchase price allocation and the resulting effect on income from operations may differ from the pro forma amounts included herein. These pro forma adjustments represent Breitling’s preliminary determination of purchase accounting adjustments and are based on available information and certain assumptions that Breitling believes to be reasonable. More information about the assets, liabilities and oil and gas reserves, as of the closing date, will become available following the closing. The final determination of the values to be assigned to these assets and any related liabilities will be finalized when Breitling has additional market information about these assets. In addition, the properties of Bering need to be further evaluated with respect to their existing reserves to determine their fair values. Breitling also has not made a final determination of all the liabilities that may be attributable to the proposed transaction, such as office closure, deferred tax liabilities and transaction costs, as well as the fair values of all existing liabilities, including any contingent liabilities, or those that may arise due to the transaction. As additional information becomes available, Breitling’s purchase price allocation will be adjusted and may result in us recording goodwill for the excess of cost over the fair value of the acquired assets. Consequently, the amounts reflected in the pro forma financial information are subject to change.

BREITLING ENERGY COMPANIES AND BERING EXPLORATION, INC.

PRO FORMA COMBINED BALANCE SHEETS (UNAUDITED)

DECEMBER 31, 2012

			PRO FORMA		PRO FORMA
	BREITLING	BERING (1)	ADJUSTMENT		TOTAL
ASSETS
Current assets
Cash	$4,668,839	$1,113	$		$4,669,952
Trade receivables, net		16,416			16,416
Related party receivable	1,850				1,850
Other current assets		28,850			28,850

Total current assets	4,670,689	46,379	—		4,717,068

Long-term assets
Equity investment	12,205				12,205
Oil and natural gas properties, net		749,257			749,257
Other property and equipment, net of depreciation	128,258				128,258

Total other assets	140,463	749,257	—		889,720

Total assets	$4,811,152	$795,636	$—		$5,606,788

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable and accrued liabilities	$2,617,761	$474,236	$(1,451,760	){b}	$1,640,237
Accounts payable, related parties		52,808	(52,808	){b}	—
Joint interest revenues payable	51,559				51,559
Deferred revenue from turnkey contracts	6,592,676				6,592,676
Derivative liability		1,017,865	(1,017,865	){a}	0
Current notes and convertible notes payable		126,950	(126,950	){a}	—
Current asset retirement obligations	22,905				22,905

Total current liabilities	9,284,901	1,671,859	(2,649,383)		8,307,377

Long-term liabilities
Asset retirement obligations	20,842	8,507			29,349

Commitments and contingencies	166,000				166,000

Stockholders’ equity
Common stock	1,800	19,455			21,255
Additional paid-in capital		11,859,619	2,649,383		14,509,002
Net deficit	(4,662,391)	(12,763,804)			(17,426,195)

Total stockholders’ equity	(4,660,591)	(884,730)	2,649,383		(2,895,938)

Total liabilities and stockholders’ equity	$4,811,152	$795,636	$—		$5,606,788

(1)	Balance as of March 31, 2013, Bering Exploration, Inc.’s fiscal year-end.
{a}	Certain convertible notes of Bering were converted into common stock in connection with the transactions.
{b}	Certain liabilities of Breitling were not assumed by Bering pursuant to the terms of the purchase and sale agreement.

See accompanying notes to consolidated financial statements.

BREITLING ENERGY COMPANIES AND BERING EXPLORATION, INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2012

				PRO FORMA		PRO FORMA
	BREITLING	BERING (1)		ADJUSTMENT		TOTAL
Revenues
Turnkey drilling	$13,085,714	$		$		$13,085,714
Gain on sale of oil & natural gas royalties	192,093					192,093
Oil, natural gas, and related product sales	130,314		88,842			219,156

Total revenues	13,408,121		88,842	—		13,496,963

Expenses
Turnkey drilling and completion	6,009,535					6,009,535
General and administrative	5,559,976		3,624,138	(3,624,138	){b}	5,559,976
Marketing	5,135,122			(1,165,220	){c}	3,969,902
Professional fees	2,083,811		298,018			2,381,829
Lease operating	117,459		226,242			343,701
Asset impairment			384,418			384,418
Depreciation, depletion, and amortization	14,817		62,858	(14,817	){a}	62,858

Total expenses	18,920,720		4,595,674	(4,804,175)		18,712,219

Operating loss	(5,512,599)		(4,506,832)	4,804,175		(5,215,256)

Other expense
Loss on derivative			309,866	(309,866	){e}	—
Interest expense	70,460		1,082,760	(1,082,760	){d}	70,460

Loss before income taxes	(5,583,059)		(5,899,458)	6,196,801		(5,285,716)
Income tax expense
Current taxes	101,838					101,838

Net loss	$(5,684,897)		$(5,899,458)	$6,196,801		$(5,387,554)

(1)	Balances for the year-ended March 31, 2013, Bering Exploration, Inc.’s fiscal year-end.
{a}	Pursuant to the purchase and sale agreement, all tangible assets of Breitling giving rise to depreciation, depletion and amortization, were not acquired by Bering in the transaction.
{b}	All of Bering’s officers, directors and employees have been replaced and this G&A expense is duplicative of that provided by personnel of Breitling.
{c}	Represents expenses related to turnkey contracts that are applicable to the part of Breitling’s business that was not acquired by Bering.
{d}	Certain convertible notes of Bering were converted into common stock in connection with the transactions.
{e}	Derivative is related to convertible debt, which was converted to equity.

See accompanying notes to consolidated financial statements.

BREITLING ENERGY COMPANIES AND BERING EXPLORATION, INC.

PRO FORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2013

				PRO FORMA		PRO FORMA
	BREITLING	BERING (1)		ADJUSTMENT		TOTAL
Revenues
Turnkey drilling	$9,645,784	$		$		$9,645,784
Gain on sale of oil & natural gas royalties	14,041,732					14,041,732
Oil, natural gas, and related product sales	432,820		88,842	(88,842	){a}	432,820

Total revenues	24,120,336		88,842	(88,842)		24,120,336

Expenses
Turnkey drilling and completion	3,839,465				{a}	3,839,465
General and administrative	12,510,468		3,853,327	(3,853,327	){b}	12,510,468
Marketing	2,114,700				{c}	2,114,700
Professional fees	4,225,928		204,127	(204,127	){b}	4,225,928
Lease operating	456,084		226,242	(226,242	){a}	456,084
Asset impairment			384,418	(384,418	){b}	—
Depreciation, depletion, and amortization	11,113		62,858	(62,858	){b}	11,113

Total expenses	23,157,758		4,730,972	(4,730,972)		23,157,758

Operating loss	962,578		(4,642,130)	4,642,130		962,578

Other expense
Loss on derivative			309,866	(309,866	){c}	—
Loss on extinguishment of debt						—
Interest expense	2,294		1,082,760	(1,082,760	){c}	2,294

Loss before income taxes	960,284		(6,034,756)	6,034,756		960,284
Income tax expense
Current taxes	17,493					17,493

Net loss	$942,791		$(6,034,756)	$6,034,756		$942,791

(1)	Balances for the year-ended March 31, 2013, Bering Exploration, Inc.’s fiscal year-end.
{a}	Certain assets were transferred out of Bering immediately prior to the consummation of the transactions.
{b}	All of Bering’s officers, directors and employees have been replaced and this G&A expense is duplicative of that provided by personnel of Breitling.
{c}	Certain convertible notes of Bering were converted into common stock in connection with the transactions.

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